UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

Current Report
Pursuant to Section 13 or 15(d) of
The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):
February 19, 2020

Commission File Number:  000-21660

PAPA JOHN’S INTERNATIONAL, INC.
(Exact name of registrant as specified in its charter)
Delaware	61-1203323
(State or other jurisdiction of	(I.R.S. Employer Identification
incorporation or organization)	Number)

2002 Papa Johns Boulevard
Louisville, Kentucky  40299-2367
(Address of principal executive offices)

(502) 261-7272
(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Securities registered pursuant to Section 12(b) of the Act:

Title of each class:	Trading Symbol	Name of each exchange on which registered:
Common stock, $0.01 par value	PZZA	The NASDAQ Stock Market LLC

Item 5.02. Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On February 19, 2020, Papa John’s International, Inc. (the "Company") appointed Steven R. Coke, 41, the Company’s Vice President of Investor Relations and Strategy, to the position of principal financial and accounting officer of the Company on an interim basis, effective March 9, 2020, following the departure of Joe Smith, the Company’s Chief Financial Officer.  As previously announced, the Company is currently searching for a permanent chief financial officer.

Steven R. Coke has served as Vice President, Investor Relations and Strategy since 2018, and Vice President, Strategic Planning since January 2015, after serving as Senior Director, Strategy since April 2012 and Senior Director, Restaurant Finance since June 2011.  He has served in various director and manager level positions with increasing responsibility in Finance since joining the company in May 1998. He also served as interim principal financial and accounting officer from  February 2018 to April 2018. Mr. Coke is a licensed Certified Public Accountant.

Mr. Coke has no direct or indirect material interest in any transaction required to be disclosed pursuant to Item 404(a) of Regulation S-K, has no arrangement or understanding between him and any other person required to be disclosed pursuant to Item 401(b) of Regulation S-K and has no family relationships required to be disclosed pursuant to Item 401(d) of Regulation S-K.  Mr. Coke participates in the compensation programs as outlined in the Company’s definitive proxy statement for its 2019 annual meeting of stockholders filed with the Securities and Exchange Commission on March 27, 2019, which information is incorporated by reference herein.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

PAPA JOHN’S INTERNATIONAL, INC.
(Registrant)

Date: February 24, 2020	/s/ Caroline Miller Oyler
Caroline Miller Oyler
Chief Legal and Risk Officer